                                                                    Exhibit 99.1

Safe Harbor Statement

This is a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995. Certain statements contained herein are forward-looking statements that involve risks and uncertainties. Additional information about the Company and potential uncertainties are contained in the Company's Form 10-K and Form 10-Qs. Future actual results may materially differ from those in these statements because of many factors. For example, the Company is working with the associates of Markel International to increase the focus on underwriting profitability which could result in changes to Markel International's operations. Markel International's combined ratios for the remainder of the year could be materially different than anticipated if these corrective actions are ineffective. In addition, the Company's international operations are subject to taxation in the U.S. The Company anticipates that its effective tax rate will increase due to the way taxes on foreign subsidiaries are calculated for U.S. tax purposes. Projections of premium growth and loss ratios could be materially different than anticipated if market conditions change or if the Company is unable to implement its business plans as currently envisioned. The scope and impact of these changes cannot be determined at this time. Regulatory actions can impede the Company's ability to charge adequate rates and efficiently allocate capital. The frequency and severity of natural catastrophes are highly variable. Economic conditions, interest rate volatility and foreign exchange volatility can have significant impacts on the market value of fixed maturity and equity investments. The Company's premium growth, underwriting and investment results have been and will continue to be potentially materially affected by these factors.

                                                                [LOGO OF MARKEL]
                                 Markel Style

     Markel has a Commitment to Success.

     We believe in hard work and a zealous pursuit of excellence while keeping a sense of humor. Our creed is honesty and fairness in all our dealings.

     The Markel way is to seek to be a market leader in each of our pursuits. We seek to know our customers' needs and to provide our customers with quality products and service.

     Our pledge to our shareholders is that we will build the financial value of our Company. We respect our relationship with our suppliers and have a commitment to our communities.

     We are encouraged to look for a better way to do things... to challenge management. We have the ability to make decisions or alter a course quickly. The Markel approach is one of spontaneity and flexibility. This requires a respect for authority but a disdain of bureaucracy.

     At Markel we hold the individual's right to self-determination in the highest light, providing an atmosphere in which people can reach their personal potential. Being results oriented, we are willing to put aside individual concerns in the spirit of team work to achieve success.

     Above all, we enjoy what we are doing. There is excitement at Markel, one that comes from innovating, creating, striving for a better way, sharing success with others... winning.

                                                                [LOGO OF MARKEL]

                                Markel Profile

Markel Corporation markets and underwrites specialty insurance products and programs to a variety of niche markets.

In each of these markets, we seek to provide quality products and excellent customer service so that we can be a market leader.

Our financial goals are to earn consistent underwriting profits and superior investment returns to build shareholder value.

                                                                [LOGO OF MARKEL]

                            Underwriting Highlights
                             (dollars in millions)


                                 Three Months Ended
                                      March 31,
                                 2000        1999       % Change
                               ---------------------   ----------
Gross Premiums Written          $  159      $  134         19%

Net Premiums Written            $  121      $   99         22%
Net Retention                       76%         74%

Earned Premiums                 $  121      $  108         12%

GAAP ratios
Loss ratio                          61%         65%
Expense ratio                       39%         38%
                               --------    --------
  Combined ratio                   100%        103%
                               ========    ========

                                                                [LOGO OF MARKEL]

                            Underwriting Highlights
                             (dollars in millions)

                                        Three Months Ended
                                             March 31,
                                      ----------------------
                                        2000           1999
                                      --------       -------
Earned Premiums
 North America                         $ 106          $  93
 International                            10              -
 Discontinued                              5             15
                                      ------         ------
 Markel Corporation                    $ 121          $ 108
                                      ======         ======
Combined Ratio
 North America                           95%             97%
 International                          138%              -
 Discontinued                           133%            144%
 Markel Corporation                     100%            103%

                                                                [LOGO OF MARKEL]

                             Investment Highlights
                             (dollars in millions)



                                         Three Months Ended
                                              March 31,
                                        -----------------------
                                          2000          1999     % Change
                                        --------     --------    ---------
Average Invested Assets                 $  1,650     $  1,838        (10.2%)
Investment Performance
     Net Investment Income              $     23     $     23            -
     Net Realized Gains                        5            7
                                        --------     --------
                                              28           30
     Net Change in Unrealized Gains            -          (35)
                                        --------     --------
       Total Return                     $     28     $     (5)
Investment Returns                      ========     ========
     Net Investment Income                   5.5%         4.9%
     Net Realized Gains                      1.3%         1.5%
                                        --------     --------
                                             6.8%         6.4%
     Net Change in Unrealized Gains            -         (7.5%)
                                        --------     --------
       Total Return                          6.8%        (1.1%)
                                        ========     ========

                                                                [LOGO OF MARKEL]

                                 Net Income
                           (dollars in millions)


                                             Three Months Ended
                                                  March 31,
                                        -------------------------------
                                            2000                  1999
                                        ---------            ----------
Core Operations                         $ 12,098             $  11,276
Realized Gains                             3,578                 4,591
Amortization Expense                      (1,498)               (1,193)
                                        --------             ---------
     Net Income                           14,178                14,674
Net Change in Unrealized Gains               (46)              (22,461)
                                        --------             ---------
     Comprehensive Income (Loss)         $14,132             $  (7,787)
                                        ========             =========

                                                                [LOGO OF MARKEL]
                          Diluted Earnings Per Share

                                                   Three Months Ended
                                                       March 31,
                                           ------------------------------
                                               2000               1999
                                           ----------          ----------
Core Operations                            $    2.08           $    2.00
Realized Gains                                  0.62                0.82
Amortization Expense                           (0.26)              (0.21)
                                           ---------           ---------
   Net Income                                   2.44                2.61
Net Change in Unrealized Gains                 (0.01)              (4.00)
                                           ---------           ---------
   Comprehensive Income (Loss)             $    2.43           $   (1.39)
                                           =========           =========

                                                                [LOGO OF MARKEL]

                           Balance Sheet Highlights

                 (dollars in millions, except per share data)

                                               March 31,           Dec. 31,
                                                 2000               1999
                                              ----------         ----------
Total Investments and Cash (at market)        $   2,954           $   1,625
Total Assets                                  $   5,356           $   2,455
Shareholders' Equity                          $     692           $     383

Per Share Data:
Investments and Cash Per Share                $  400.90           $  290.69
Book Value Per Share                          $   93.90           $   68.59

Investment Leverage                                 4.3x                4.2x


                              First Quarter 1999                [LOGO OF MARKEL]

Closed on Gryphon Holdings (Associated International, Calvert Insurance Company, First Re of Hartford)

 .  Projected premium retention - $70 million p/o $180 million

 .  West Coast DIC book moved to Essex (ESP West)

 .  Oakley E&O book moved to Shand Evanston

 .  Closed Hoboken and Chicago offices and renamed Woodland Hills (Markel West)

 .  Renamed First Re of Hartford (Deerfield Insurance Co.)

                              Second Quarter 1999               [LOGO OF MARKEL]

 .  MAIC acquired $17 million Helmsman Yacht book from Reliance Insurance Company

                              Third Quarter 1999                [LOGO OF MARKEL]

 .  Announced proposed acquisition of Terra Nova

 .  Markel American Insurance Company given autonomy

   -  Timberlee Grove promoted to President

 .  Sold Calvert Insurance Company

                              Fourth Quarter 1999               [LOGO OF MARKEL]

 .  In anticipation of Terra Nova acquisition:

   -  Paul Springman: President, Markel North America

   -  Jeremy Cooke: Transferred to London as COO, Terra Nova

   -  Mike Rozenberg: President, Shand Evanston

   -  Rod Ayer: President, Investors Underwriting Managers

 .  Started Environmental Division at Investors

 .  Acquired renewal rights to $130 million E&S book from Acceptance (Markel
   Southwest Underwriters, expecting to retain $40 - $50 million)

                                                                [LOGO OF MARKEL]

                              First Quarter 2000

 .    Revised and closed Terra Nova deal

      -   Renamed Markel International

      -   Named Nigel Rogers President and CEO

      -   Closed Bermuda office

      -   Announced plans to sell Corifrance

      -   Announced plans to "abandon" Syndicate 329

      -   Announced plans to merge Syndicate 1227 into Syndicate 1239

      -   Created single underwriting unit out of Syndicate 1239 and Terra Nova
          UK

 .    Sold Investors Insurance Company as a "shell"

 .    Added Atlanta branch to Investors Umbrella unit

 .    Added new branch of Shand Evanston in Markel West

                                                               [LOGO OF MARKEL]

                             Resulting Restructure

      Markel North America                      Markel International
      --------------------                      --------------------

   .  Essex Insurance Company                .  Syndicate #702

   .  Evanston Insurance Company             .  Syndicate #1009

   .  Investors Underwriting Managers        .  Syndicate #1228

   .  Markel Insurance Company               .  Syndicate #1239

   .  Markel Southwest Underwriters          .  Terra Nova UK

   .  Markel American Insurance Company      .  Terra Nova Bermuda (inoperative)

                                                               [LOGO OF MARKEL]

                             MARKEL NORTH AMERICA

                                                                [LOGO OF MARKEL]

                             1999 Accomplishments

       .  Core Underwriting Units Combined - 96%

       .  Core Products Gross Premium - $535mm (Approximate increase of 12%)

       . Successful Integration of Gryphon Holdings including Management of Runoff issues

       .  Successful Y2K Remediation / Conversion

       .  Numerous New Products and Marketing Initiatives

                                                                [LOGO OF MARKEL]

                                Business Units

ESSEX INSURANCE COMPANY -
Excess & Surplus Lines
Richmond, Virginia
Steve Vaccaro- President & COO
2000 Target - $190mm

SHAND / EVANSTON GROUP -
Professional & Products Liability
Deerfield, Illinois
Mike Rozenberg - President & COO
2000 Target - $160mm

INVESTORS UNDERWRITING MANAGERS
Brokered Excess & Surplus Lines
Red Bank, New Jersey
Rod Ayer - President & COO
2000 Target - $85mm

MARKEL INSURANCE COMPANY -
Specialty Admitted Programs
Richmond, Virginia
Britt Glisson - President & COO
2000 Target - $85mm

MARKEL AMERICAN INSURANCE COMPANY
Specialty Personal & Commercial
  Admitted Programs
Pewaukee, Wisconsin
Timberlee Grove - President & COO
2000 Target - $45mm

MARKEL SOUTHWEST UNDERWRITERS -
Commercial Property & Liability
  Acceptance West
Scottsdale, Arizona
Tom Stamm - President & COO
2000 Target - $35mm

MARKEL WEST - Branch Office
Woodland Hills, California
Premium included in Essex and Shand

                                                                [LOGO OF MARKEL]

                            North American Summary

Gross Premium                                      $600mm
Excess Surplus                                     $450mm
Admitted                                           $150mm


     Distribution Channels:
          Wholesale Brokers                          80%
          Retail Specialists                         15%
          Direct                                      5%

                                                                [LOGO OF MARKEL]


                                  2000 Goals


 .    Continued Underwriting Profits

 .    Top Line Growth to $600mm+

 .    Successful Integration of Scottsdale Operations

 .    Development of New Products

 .    E-Commerce Initiatives

                                                                [LOGO OF MARKEL]

                           New Products 1999 - 2000


 .    American Quarter Horse Association

 .    Garage Liability

 .    MRS - Individual Risk

 .    Tenant Discrimination

 .    Hacker Coverage

 .    Environmental Unit

 .    Windcall Option

 .    Motorcycle Dealer

 .    Atlanta Umbrella Facility

                                                                [LOGO OF MARKEL]

                               Objectives of the
                                E-Commerce Team


 .    Corporate image, branding, tag lines

 .    Sharing best practices

 .    Insurance Portal review and test

 .    Cross-selling product, leveraging customer bases

 .    Priorities and Resources for the Web Team

 .    Service and Selling on the Web

 .    Addition of an E-Commerce Director for Markel North America

                                                                [LOGO OF MARKEL]


                             MARKEL INTERNATIONAL

                                                                [LOGO OF MARKEL]


                            London Insurance Market


                         THE LONDON INSURANCE MARKET

             Lloyd's                                  IUA
               -----------------------------------------


        [PICTURE APPEARS HERE]                [PICTURE APPEARS HERE]
               -----------------------------------------

 .   One of the World's leading specialist insurance and reinsurance markets
 .   Total Gross Premium Income 1999: US$30bn
 .   40,000 insurance professionals within the City

                                                                [LOGO OF MARKEL]

                             Markel International
                             --------------------


         MARKEL                                                      TERRA NOVA
       SYNDICATE                                                      INSURANCE
       MANAGEMENT                                                      COMPANY
       ----------                                                    -----------



        LLOYD'S                                                    INTERNATIONAL
       INSURANCE                                                   UNDERWRITING
         MARKET                                                     ASSOCIATION

                                                                [LOGO OF MARKEL]


                                       ---------------------------------------------------------------------
                                                               MARKEL INTERNATIONAL
                                                              Underwriting Operations
                                                                      2000
                                          ------------------------------------------------------------------
                             -------------------------   -----------------   --------------------  ------------------------
                                  Markel Syndicate                                Terra Nova            Terra Nova
                                   Management Ltd            Corifrance             Bermuda            Insurance Company
                             -------------------------   -----------------   --------------------  ------------------------
       -----------------------------------------------------------                        ---------------------------------
-------------------------    -------------------------   --------------------   ------------------------        --------------------
Marine, Energy & Aviation              Motor                 Non-Marine               Terra Nova                      Terra Nova
     Premium Income                                                                   Non-Marine                        Marine
-------------------------    -------------------------   --------------------   ------------------------        --------------------
                                                                                    -----------------
    -----------------          -----------------------    ----------------- ----------------  ------------------
        J L Jones                Octavian at Lloyd's          R E Brown          Property       Casualty
      Syndicate 329                Syndicate 1228           Syndicate 702
    -----------------          -----------------------    ----------------- ----------------  ------------------

    -----------------                                     -----------------
        D E Hope                                           J N C Wooldridge
     Syndicate 1009                                         Syndicate 1227
    -----------------                                     -----------------

                                                          -----------------
                                                            M E Warrington
                                                            Syndicate 1239
                                                          -----------------

Estimated Geographic Split of Business                         [LOGO OF MARKEL]

-------------------------------------------------------
Region                                        % Total
-------------------------------------------------------
UK                                               26%
North America                                    24%
Worldwide                                        17%
Continental Europe                               13%
Rest of World                                    10%
Far East                                          5%
S. / Central America                              3%
Australia / Pacific                               2%
Total                                           100%
-------------------------------------------------------

                        Estimated Split of Business            [LOGO OF MARKEL]

--------------------------------------------------------------
Class               Direct       Reinsurance        Total
--------------------------------------------------------------
Property              21%             9%              30%
Casualty              19%             7%              26%
Motor                 14%             2%              16%
Marine                 7%             3%              10%
Aviation               5%             -                5%
Energy                 5%             -                5%
Other                  4%             4%               8%
Total                 75%            25%             100%
--------------------------------------------------------------

                                  Objectives                   [LOGO OF MARKEL]


          .  Focused Underwriting

          .  Streamline Operations

          .  Reduce Expenses

          .  Markel US

                                                                [LOGO OF MARKEL]

                        -------------------------------
                             MARKEL INTERNATIONAL
                            Underwriting Operations
                                     2001
                        -------------------------------
                             --------------------
            ---------------------------   ----------------------------
                  Markel Syndicate                 Terra Nova
                   Management Ltd           Insurance Company Limited
            ---------------------------   ----------------------------
                             --------------------

-------------------------    ------------------------     ----------------------
     Marine, Energy &          Property & Casualty                  Auto
          Aviation
-------------------------    ------------------------     ----------------------

                     ----------------------------------
 -----------  ------------    ----------------  -----------   -----------------
   D E Hope     R E Brown      M E Warrington    Terra Nova      Octavian at
  Syndicate    Syndicate         Syndicate       Non-Marine   Lloyd's Syndicate
     1009         702               1239                             1228
 -----------  ------------    ----------------  -----------   -----------------

                               [LOGO OF MARKEL]